                                                                   EXHIBIT 10.12

                               AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                     ORBIMAGE SYSTEM PROCUREMENT AGREEMENT


         Amendment No. 1 (this "Amendment") is made and entered into as of the 31st day of December 1998 between Orbital Sciences Corporation, a Delaware Corporation ("Orbital"), and Orbital Imaging Corporation, a Delaware Corporation ("OIC" or "ORBIMAGE").

                                   WITNESSETH

         WHEREAS, the parties have previously entered into the Amended and Restated ORBIMAGE System Procurement Agreement dated February 26, 1998; and

         WHEREAS, the parties desire to amend the Amended and Restated ORBIMAGE System Procurement Agreement as set forth below.

         NOW, THEREFORE, the parties agree as follows:

SECTION 1.  Amendments to Article 2.


         (a) In Sections 2.3.1 and 2.5.1, delete references to (Exhibit C, Part
             1A) and (Exhibit C, Part 1B) and replace each with "(Exhibit C)".


         (b) Section 2.4 is amended to read in its entirety as follows:

         "Section 2.4. Provision of OrbView Command and Control Segment and OrbView Data Processing Segment. Orbital shall design, construct, deliver and test the OrbView-3 and OrbView-4 Command and Control Segment ("CCS"), defined hereunder to encompass the CCS, Tasking and Distribution Segment ("TADS") and Ground Terminals ("GTS or Earth Terminals"), the OrbView-3 and OrbView-4 Data Processing Segment ("DPS"), and spare equipment in accordance with the OrbView High Resolution Imagery System Mission Requirements Document (Exhibit C), Statement of Work (Exhibit C) and the Joint OrbView-3 and OrbView-4 Command and Control and Data Processing and Distribution Requirements Specification (Exhibit D, Part 1). Orbital shall design, construct and deliver the OrbView-1 and OrbView-2 Command and Control Segment in accordance with the OrbView-1 and OrbView-2 Command and Control Statement of Work (Exhibit D, Part 2)."


         (c) A new Section 2.4.1 is added as follows:

                 "Section 2.4.1. Provision of the OrbView High Resolution System Ground Segment Upgrades for NIMA. Orbital shall develop, deliver and test OrbView Ground Segment infrastructure upgrades to support NIMA requirements in accordance with the Statement of Work for Orbital Support to NIMA's Commercial Imagery Initiative (Exhibit C).

         (d) Section 2.5.2 is amended to read in its entirety as follows:

         "Section 2.5.2. Provision of Launch. Orbital shall launch the OrbView-4 Satellite as the primary payload using a Taurus Launch Vehicle in accordance with the applicable Launch Vehicle Statement of Work and Specifications. Orbital shall have the right to procure one or more secondary payloads for the OrbView-4 Taurus Launch Vehicle, subject to OIC's written consent, which shall not be unreasonably withheld. "

SECTION 2.  Amendments to Article 3.

         (a) Section 3.1 is amended to read in its entirety as follows:

         "Section 3.1. The price for the work hereunder (collectively, the "Price") is as follows:

---------------------------------------------------------------------------------------------------------
   CLIN                                                                                 FIXED PRICE
---------------------------------------------------------------------------------------------------------
 001      OrbView-1 System (2.1)                                                             $12,327,000
---------------------------------------------------------------------------------------------------------
 002      OrbView-2 License (2.2)                                                             62,743,000
---------------------------------------------------------------------------------------------------------
 003      OrbView-3 Satellite and Launch (2.3.1, 2.3.2)                                       69,200,000
---------------------------------------------------------------------------------------------------------
 004      Data Processing Segment and Command and Control Segment (2.4)                       29,850,000
---------------------------------------------------------------------------------------------------------
 005      OrbView-4 Satellite (2.5.1)                                                         73,500,000
---------------------------------------------------------------------------------------------------------
 008      OrbView-4 Launch (2.5.2)                                                            21,750,000
---------------------------------------------------------------------------------------------------------
 007      Ground Segment Upgrades for NIMA (2.4.1)                                               480,000
---------------------------------------------------------------------------------------------------------
          TOTAL FIXED PRICE                                                                 $269,850,000



---------------------------------------------------------------------------------------------------------

 006      Insurance                                                                    COST-REIMBURSABLE
---------------------------------------------------------------------------------------------------------
 009      On-Orbit Performance Incentive                                                     $10,000,000
---------------------------------------------------------------------------------------------------------
 010      OrbView-4 HSI Modifications                                                        $31,000,000
---------------------------------------------------------------------------------------------------------

SECTION 3.  Amendments to Article 5.


         (a) Section 5.3 is amended to read in its entirety as follows:

         "Section 5.3. Monthly Payment Schedule Invoices. Within 15 days after the end of each month, Orbital shall submit certified invoices reflecting actual incurred costs for the preceding month and any unpaid balance from prior months. OIC shall pay such invoices to the extent provided in Section 5.1 within 10 days from the date of receipt."

         (b) Section 5.4 is amended to read in its entirety as follows:

         "Section 5.4. Milestone Schedule Payments. Exhibit F also sets forth a Milestone Payment Schedule for CLIN 003 through CLIN 005. Orbital shall invoice OIC for the CLIN 003 through CLIN 005 and CLIN 008 Milestones set forth in Exhibit F upon achieving, and OIC acceptance, of such milestones. Such invoices shall be paid within 10 days of receipt. In addition, milestone payments for CLIN 007 shall be made in accordance with Exhibit F. Orbital shall submit separate invoices to OIC upon achieving, and OIC acceptance, of such CLIN 007 milestones with no more than 1 milestone event invoiced in a single month. CLIN 007 invoices shall be payable within 45 days of receipt. All CLIN 007 payments shall be unliquidated payments until acceptance of the final milestone by OIC.

         (c) A new Section 5.6 is added as follows:

         "Section 5.6. On-Orbit System Performance Incentive. For the OrbView-3 satellite, OrbView-4 satellite and OrbView-3/4 ground system elements, OIC agrees to pay Orbital an on-orbit system performance incentive not to exceed a fixed price of $1,000,000 per operational year for each satellite. The on-orbit performance incentive shall be paid during each satellite's 5 year operational life. This equates to a maximum payment of
$10,000,000.   The Milestone Payment Schedule for the CLIN 009 on-orbit
performance incentive is provided in Exhibit F.   The first payment shall be
made 12 months following completion, and OIC acceptance, of on-orbit system verification of the respective OrbView satellite and ground segment elements. The actual on-orbit performance incentive payable for each satellite for each 12 month period shall be $1,000,000 multiplied by the value of the Global Efficiency Metric ("GEM"), which can range from one to zero. The GEM formula is represented as the product of the performance parameters defined in the Statement of Work (Exhibit C). The GEM parameters shall be measured initially by Orbital as part of the OrbView-3 and OrbView-4 on-orbit system checkout to establish performance compliance using a benchmark test. OIC will repeat this benchmark test, on an annual basis, to obtain the GEM value and actual incentive payable to Orbital. Orbital may participate in such testing at its own expense. Payment shall be made by OIC within 15 days of completion of the GEM evaluation report."

SECTION 4.  Amendments to Article 6.

         (a) Sections 6.1 (c), (d), (e), and (f) are amended to read in their entirety as follows:

         "(c). Orbital shall complete on-orbit verification of the OrbView-3 Satellite and related ground segment to support commercial operations no later than 60 days following launch of the OrbView-3 Satellite subject to Section 7.4 below. Final acceptance of the OrbView-3 Satellite and the phased ground system elements shall be deemed to have occurred upon completion and OIC acceptance of on-orbit checkout, calibration, and verification of the satellite/ground system conducted in accordance with the Exhibit C Statement of Work and Mission Requirements Document.

         (d). Delivery of the OrbView-3/4 Data Processing Segment ("DPS") shall be phased as follows: (1) delivery for OrbView-3 shall include full DPS functionality with approximately 50% throughput for basic and geo-corrected data products. Delivery and verification shall occur no later than 60 days following OrbView-3 launch; and (2) remaining DPS capability shall be delivered and verified no later than 60 days prior to OrbView-4 launch. Orbital shall perform installation, segment acceptance testing, and system verification for each phased delivery in accordance with Exhibit C Statement of Work and Mission Requirements Document.

         (e). Delivery of the Command and Control Segment for OrbView-1 and OrbView-2 shall be as defined in subparagraphs (1) and (2). Phased delivery of the OrbView-3 and OrbView-4 Command and Control Segment shall be as described in subparagraphs (3), (4) and (5). Orbital shall perform installation, segment acceptance testing and system verification for each phased delivery in accordance with the Exhibit C Statement of Work and Mission Requirements Document.


         (1) Completed work for the OrbView-1 and OrbView-2 Systems shall be delivered at the time of closing the private financing contemplated by OIC.

         (2) Remaining work for OrbView-2 shall be delivered in April, 1997.

         (3) OrbView Command and Control Segment ("CCS") for OrbView-3 and OrbView-4 shall be delivered no later than 60 days prior to each satellite's respective launch date.

         (4) Full functionality and redundancy for the Northern Ground Terminal and full functionality for the CONUS Ground Terminal shall be delivered and verified no later than 45 days prior to the OrbView-3 launch date.

         (5) Full functionality for the Tasking and Distribution Segment ("TADS") shall be delivered and verified no later than 60 days following OrbView-3 launch.

         (f). Orbital shall complete on-orbit verification of the OrbView-4 Satellite and related ground segment to support commercial operations no later than 60 days following launch of the OrbView-4 Satellite subject to Section 7.4 below. Final acceptance of the OrbView-4 Satellite and remaining OrbView-3/4 ground system elements shall be deemed to have occurred upon completion and OIC acceptance of on-orbit checkout, calibration, and verification of the satellite/ground system conducted in accordance with the Exhibit C Statement of Work and Mission Requirements Document."

SECTION 5.  Amendments to Article 7.

         (a) Section 7.3 (b) and (c) are amended to add the following as the last sentence to each paragraph:

    "Orbital shall perform, at its expense, acceptance and system verification tests over a thirty (30) day period following each phased delivery as well as a final integrated system verification test over a thirty (30) day period after test of the last phased delivery in accordance with Exhibit C Statement of Work and Mission Requirements Document."

         (a) Section 7.4 is amended to read in its entirety as follows:

         "Section 7.4. On-Orbit System Checkout. For a period of thirty (30) days after launch of each satellite, Orbital shall perform, at its expense, on-orbit system checkout, calibration, and verification of the OrbView-3 and OrbView-4 satellites and OrbView-3/4 ground segment to demonstrate compliance, as determined by ORBIMAGE acting reasonably, with Exhibit C OrbView High Resolution Imagery System Mission Requirements Document and in accordance with the Exhibit C Statement of Work."

SECTION 6.  Amendments to Article 8.

         (a) Paragraph (e) is amended to read in its entirety as follows:

         "(e) with respect to the CCS (to include TADS and GTS) and DPS for OrbView-3 and OrbView-4, upon successful completion, and OIC acceptance, of the final ATPs and on-orbit system verifications subsequent to all phased deliveries as defined in Section 6.1 and the Exhibit C Statement of Work and Mission Requirements Document; and"

SECTION 7.  Amendments to Article 10.


         (a) Section 10.2.(a) subparagraphs (i.) through (iv.) are deleted in their entirety and the following new paragraph (i.) is hereby incorporated:

         "(i.) for all segments of the OrbView-3 and OrbView-4 Command and Control Segment (including the TADS and GTS) and Data Processing Segment for a period of one (1) year after the later to occur of (A) final acceptance of the last phased delivery of the OrbView ground segment or (B) completion of OrbView-4 on-orbit system verification activities."

SECTION 8.  Amendments to Article 11.

         (a)     Article 11 is amended to read in its entirety as follows:

(a) HSI Contract. Pursuant to that certain contract between Orbital and the U.S. Air Force/Philips Laboratory ("USAF") awarded August 5, 1997, (Contract No. F29601-97-C-0110) (the "HSI Contract"), Orbital has, among other things, undertaken to design a hyperspectral imaging ("HSI") sensor to be integrated onto the OrbView-4 camera, to supply a mission data center and mobile ground station, and to provide related work and services including certain post-launch support, all as are further detailed in the HSI Contract. Notwithstanding anything in this Agreement to the contrary, the terms and conditions of this Article 11 are subject to all rights of the USAF pursuant to the HSI Contract.

(b) OIC Procurement of HSI Modifications. OIC hereby agrees to procure from Orbital HSI Sensor modifications to the OrbView-4 Satellite to add hyperspectral capability and other work and services. OIC agrees to pay Orbital $31,000,000 for the HSI Sensor modifications and other work and services on the OrbView-4 Satellite in accordance with CLIN 010 of this Agreement. This amount shall be adjusted to reflect the final combined value of HSI Contract CLINs 0001 through 0003. OIC shall forward such payment upon the launch of OrbView-4 in accordance with the Milestone Payment Schedule set forth in Exhibit F.

(c) OIC On-Orbit Support. Orbital shall subcontract with OIC to provide on-orbit support to the USAF contemplated by the HSI Contract. Orbital shall pay OIC for such on-orbit support in accordance with such subcontract. If OIC declines to perform such work, then Orbital shall perform such work at no cost to OIC, provided, however, that OIC shall grant Orbital reasonable access to the OrbView-4 Satellite and ground segment to enable Orbital to perform such work.

(d) Hardware. Orbital agrees to deliver to OIC all hardware that is produced or procured under the HSI Contract that is not otherwise deliverable to USAF. Orbital shall also deliver one set of technical drawings, reports and other documentation ("HSI Documentation") relating to such hardware. OIC shall only be entitled to use such hardware and HSI Documentation for the purpose of operating and maintaining the OrbView-4 Satellite system and any follow-on systems that have similar hyperspectral capability.

(e) Software. To the extent permitted under the HSI Contract, the Federal Acquisition Regulations and all applicable subcontracts, Orbital hereby grants to OIC a perpetual, royalty free, non-exclusive, non-transferable license to use the software, algorithms, and all other intellectual property (including but not limited to any code) to be developed or purchased by Orbital under the HSI Contract ("HSI Software"). To the extent Orbital has possession of source code, object code, and any other code and documentation relating to the HSI Software ("HSI Code") and is not otherwise prohibited from doing so, Orbital shall deliver to OIC one copy of the HSI Code in a form sufficient to enable OIC to operate and maintain the OrbView-4 Satellite and any follow-on systems that have similar hyperspectral capability. OIC shall only be entitled to use the HSI Software and HSI Code for the purpose of operating and maintaining the OrbView-4 Satellite and any follow-on systems that have similar hyperspectral capability. Orbital shall use commercially reasonable efforts to cause its subcontracts to permit sublicensing of HSI Software and HSI Code to OIC consistent with the terms of this Section 11(d).

(f) No Third Party Beneficiary Rights. Nothing herein shall be construed to confer any third-party beneficiary rights in the USAF under this Procurement Agreement. Orbital agrees to indemnify OIC for any damages arising from any claims by the USAF against OIC relating to the HSI Contract.

(g) Rights on HSI Contract Termination. In the event the HSI Contract is terminated by any party thereto for any reason, OIC shall likewise have the right to terminate the HSI Modifications as set forth in Section 11 (b). In addition, OIC shall have the same rights with respect to the HSI Work as set forth in Section 12.2 of this Agreement.

(h) Modifications to HSI Contract. Orbital shall consult with OIC regarding changes to the HSI Contract and shall not agree to any material modifications without OIC's prior written consent, which shall not be unreasonably withheld.

SECTION 9.  Amendments to List of Exhibits and Schedules.

         Exhibit C is amended to read in its entirety as follows:

         "Exhibit C               (a) OrbView High Resolution Imagery System
                                  Mission Requirements Document, 5L5-RS1000
                                  Revision D, dated December 22, 1998;

                                  (b) Statement of Work for the OrbView High
                                      Resolution Imaging System, Revision A,
                                      dated December 22, 1998;

                                  (c) Statement of Work for Orbital Support to
                                      NIMA's Commercial Imagery Initiative,
                                      dated December 15, 1998."

SECTION 10. Amendment to Appendix A. The following defined terms are hereby incorporated under Appendix A.

"HSI Contract" shall mean the U.S Air Force /Phillips Laboratory contract (Contract No. F29601-97-C-0110), between Orbital and the USAF duly executed on August 5, 1997.

"HSI Data Agreement" shall mean this Hyperspectral Imaging Data Agreement between Orbital and ORBIMAGE dated December 31, 1998.

SECTION 11.  Amendment to Exhibit F.  A revised Exhibit F is attached hereto.

SECTION 12. No Further Changes. Except as modified by this Amendment, the Amended and Restated ORBIMAGE System Procurement Agreement dated February 26, 1998 remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Amended and Restated ORBIMAGE System Procurement Agreement to be executed as of the date first written above.

ORBITAL SCIENCES CORPORATION                                ORBITAL IMAGING CORPORATION


By:                                                         By:
         ---------------------------                                ---------------------------
         Jeffrey V. Pirone                                          Gilbert D. Rye
         Executive Vice President and CFO                           President and COO

                          AMENDMENT NO. 1 - EXHIBIT F
                       PAYMENT SCHEDULE ($ IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
December 31, 1997                                                                             $130,700
-------------------------------------------------------------------------------------------------------
                                     MILESTONE PAYMENTS                           MONTHLY PAYMENTS
-------------------------------------------------------------------------------------------------------
1998
-------------------------------------------------------------------------------------------------------
January                                                                                          7,000
-------------------------------------------------------------------------------------------------------
February             OrbView-4 CDR                                          1,500                7,300
-------------------------------------------------------------------------------------------------------
March                                                                                           10,700
-------------------------------------------------------------------------------------------------------
April                                                                                           11,700
-------------------------------------------------------------------------------------------------------
May                                                                                             11,850
-------------------------------------------------------------------------------------------------------
June                 OrbView-3 PDR                                          1,500                9,250
-------------------------------------------------------------------------------------------------------
July                                                                                             9,550
-------------------------------------------------------------------------------------------------------
August                                                                                           8,450
-------------------------------------------------------------------------------------------------------
September            OrbView-3 CDR                                          1,500                6,600
-------------------------------------------------------------------------------------------------------
October                                                                                          6,100
-------------------------------------------------------------------------------------------------------
November                                                                                         4,500
-------------------------------------------------------------------------------------------------------
December                                                                                         4,400
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
1999
-------------------------------------------------------------------------------------------------------
January              CLIN 007-M/S 1- SRR update                                62                3,838
-------------------------------------------------------------------------------------------------------
February             Start OrbView-3 I&T                                    1,500                4,430
-------------------------------------------------------------------------------------------------------
March                CLIN 004-Execution of MDA SubK Rebaseline              1,000                1,838
-------------------------------------------------------------------------------------------------------
April                CLIN 007-M/S 2- Concept for Task 2.1& 2,2                 62                2,438
-------------------------------------------------------------------------------------------------------
May                  CLIN 007-M/S 3- Design for Task 2.3                       62                2,700
-------------------------------------------------------------------------------------------------------
June                 CLIN 007-M/S 4- Design for Tasks 2.1 & 2.2                62                1,632
-------------------------------------------------------------------------------------------------------
July                 CLIN 007-M/S 5-Test Plan Submit/Start Test                62                  400
-------------------------------------------------------------------------------------------------------
August               CLIN 007-M/S 6- Delivery/Demo of Upgrades                170                  832
-------------------------------------------------------------------------------------------------------
September            OV-3 Launch; GTS Spares Delivered                        106                  600
-------------------------------------------------------------------------------------------------------
October              Start OrbView-4 I&T                                    1,500                  700
-------------------------------------------------------------------------------------------------------
November             OrbView-3 On-Orbit Verification Complete               1,500                  700
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
December             Taurus motors delivered- OrbView-4                     3,500                  700
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
2000
-------------------------------------------------------------------------------------------------------
January                                                                                            700
-------------------------------------------------------------------------------------------------------
February                                                                                           400
-------------------------------------------------------------------------------------------------------
March                OrbView-4 Launch                                       3,750                  200
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
March                CLIN 010 OrbView-4 HSI Sensor Modifications **        31,000                  200
-------------------------------------------------------------------------------------------------------
April                GTS spares delivered                                     106
-------------------------------------------------------------------------------------------------------
May                  OrbView-4 On-Orbit Verification Complete               1,500
-------------------------------------------------------------------------------------------------------
June
-------------------------------------------------------------------------------------------------------
July                 OrbView-3 On-Orbit Performance*                        1,000
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
2001
-------------------------------------------------------------------------------------------------------
May                  OrbView-4 On-Orbit Performance*                        1,000
-------------------------------------------------------------------------------------------------------
July                 OrbView-3 On-Orbit Performance*                        1,000
-------------------------------------------------------------------------------------------------------
2002
-------------------------------------------------------------------------------------------------------
May                  OrbView-4 On-Orbit Performance*                        1,000
-------------------------------------------------------------------------------------------------------
July                 OrbView-3 On-Orbit Performance*                        1,000
-------------------------------------------------------------------------------------------------------
2003
-------------------------------------------------------------------------------------------------------
May                  OrbView-4 On-Orbit Performance*                        1,000
-------------------------------------------------------------------------------------------------------
July                 OrbView-3 On-Orbit Performance*                        1,000
-------------------------------------------------------------------------------------------------------
2004
-------------------------------------------------------------------------------------------------------
May                  OrbView-4 On-Orbit Performance*                        1,000
-------------------------------------------------------------------------------------------------------
July                 OrbView-3 On-Orbit Performance*                        1,000
-------------------------------------------------------------------------------------------------------
2005
-------------------------------------------------------------------------------------------------------
July                 OrbView-4 On-Orbit Performance*                        1,000
                                                                          -------
-------------------------------------------------------------------------------------------------------
                                                                           60,442              250,408
-------------------------------------------------------------------------------------------------------
* Actual payment based on measured performance

** Subject to the terms set forth in Article 11 (b).

-------------------------------------------------------------------------------------------------------
                                                          TOTAL PAYMENT                        310,850
-------------------------------------------------------------------------------------------------------





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





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